Exhibit 10.7
Execution Copy
AMENDMENT No. 1
          This AMENDMENT No. 1, dated as of May 12, 2008 (this “Amendment”), to and under the Note Purchase Agreement (the “Series B NPA”), dated as of December 21, 2007, by and among DFR MERGER COMPANY, LLC, an Illinois limited liability company (“Buyer Sub”), DEERFIELD & COMPANY LLC, an Illinois limited liability company (“Deerfield & Co.” and, together with the Buyer Sub, the “Issuer”), DEERFIELD CAPITAL CORP (formerly known as Deerfield Triarc Capital Corp.), a Maryland corporation (“DFR” or the “Parent”), TRIARC COMPANIES, INC., as Collateral Agent, the Purchasers, TRIARC COMPANIES, INC., as Administrative Holder, and each other Purchaser. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Series B NPA.
RECITALS:
          WHEREAS, the parties hereto desire to amend the Series B NPA as set forth in this Amendment.
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO THE Series B NPA
     1.1 Section 1.1 (Defined Terms) of the Series B NPA. Section 1.1 of the Series B NPA is hereby amended as follows:
          (a) new definitions of the terms “Amendment No. 1 Effective Date,” “Approved Costs,” “Deerfield Capital,” “Deerfield Capital Intercompany Notes,” “Designated DWFC Note,” “Designated Subsidiaries Notes,” “Designated TRS (Bahamas) Note,” “Designated TRS Holdings Note,” “DWFC,” “One O’Hare Centre Lease,” “Sachs,” “Special Manager,” “Subordinated Junior Notes,” Subordinated Notes Guaranties,” “Subordinated Notes Indentures,” “Subordinated Notes Obligations” and “Wachovia Agreement” are hereby inserted, each to read in its entirety as follows:
          “Amendment No. 1 Effective Date” means May 12, 2008.
          “Approved Costs” means, with respect to any Person, the reasonable and documented costs and expenses of such Person relating to the maintenance of such Person’s legal existence and good standing under any applicable law, including amounts paid to satisfy such Person’s tax liabilities and related accounting and tax preparation services.
          “Deerfield Capital” means Deerfield Capital LLC (formerly known as Deerfield Triarc Capital LLC), a Delaware limited liability company.
          “Deerfield Capital Intercompany Notes” means the Revolving Notes issued by Deerfield Capital, as maker, to the order of (i) DFR Middle Market Sub-1, Inc., a Delaware corporation, (ii) DFR Middle Market Sub-2, Inc., a Delaware corporation, (iii) DFR Middle Market Sub-3, Inc., a Delaware corporation, (iv) DFR Middle Market Sub-4, Inc., a Delaware corporation, and (v) DFR Middle Market Sub-5, Inc., a Delaware corporation, in each case of (i) through and including (v) above, for a principal amount of up to $100,000,000, (y) dated as of January 1, 2008, and (z) without giving effect to any amendment thereof entered into after the Amendment No. 1 Effective Date.

          “Designated DWFC Note” means the Revolving Note, dated as of March 1, 2006, issued by DWFC, as maker, to the order of Deerfield Capital, without giving effect to any amendment thereof entered into after the Amendment No. 1 Effective Date.
          “Designated Subsidiaries Notes” means (i) the Designated DWFC Note, (ii) the Designated TRS (Bahamas) Note and (iii) the Designated TRS Holdings Note.
          “Designated TRS (Bahamas) Note” means the Revolving Note, dated as of March 1, 2006, issued by Deerfield TRS (Bahamas), LLC (formerly known as Deerfield Triarc TRS (Bahamas), LLC), a Delaware limited liability company, as maker, to the order of Deerfield Capital, without giving effect to any amendment thereof entered into after the Amendment No. 1 Effective Date.
          “Designated TRS Holdings Note” means the Revolving Note, dated as of August 11, 2005, issued by Deerfield TRS Holdings, LLC (formerly known as Deerfield Triarc TRS Holdings, LLC), a Delaware limited liability company, as maker, to the order of Deerfield Capital, without giving effect to any amendment thereof entered into after Amendment No. 1 Effective Date.
          “DWFC” means DWFC, LLC, a Delaware limited liability company.
          “One O’Hare Centre Lease” means the lease dated as of July 1, 2005 between Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership, as landlord, and Deerfield & Co., as tenant.
          “Sachs” means Gregory H. Sachs.
          “Special Manager” has the meaning specified in Section 7.01(k).
          “Subordinated Junior Notes” means each of the notes issued pursuant to any of the Subordinated Notes Indentures.
          “Subordinated Notes Guaranties” means the parent guaranties provided by Parent in connection with the Subordinated Junior Notes.
          “Subordinated Notes Indentures” means (i) the Junior Subordinated Indenture, dated as of September 29, 2005, between Deerfield Capital and JPMorgan Chase Bank, National Association, as trustee; (ii) the Junior Subordinated Indenture, dated as of August 2, 2006, between Deerfield Capital and JPMorgan Chase Bank, National Association, as trustee, and (iii) the Junior Subordinated Indenture, dated as of October 27, 2006, between Deerfield Capital and The Bank of New York Trust Company, National Association, as trustee.
          “Subordinated Notes Obligations” means the obligations of Deerfield Capital and Parent under any Subordinated Junior Note, any Subordinated Notes Indenture and any Subordinated Notes Guaranty and any other obligation under any “Operative Document” as defined in each Subordinated Notes Indenture.
          “Wachovia Agreement” means the Sale and Servicing Agreement, dated as of May 10, 2006, by and among Deerfield Capital, as originator and servicer, DWFC, as a borrower, Deerfield TRS (Bahamas) Ltd., as a borrower, the purchasers party thereto, Wachovia Capital Markets, LLC, as administrative agent, Lyon Financial Services, Inc., as backup servicer, and U.S. Bank National Association, as collateral custodian.

     1.2 Section 5.15 (Affirmative Covenants; Special Manager) of the Series A NPA. A new Section 5.15 of the Series B NPA is hereby inserted as follows:
          5.15 Appointment of Special Managers. On or before the date that is 60 days after the Amendment No. 1 Effective Date, Parent shall appoint or cause to be appointed Sachs (or a Person designated by Sachs and consented to by the Parent (which consent shall not be unreasonably withheld)) as a Special Manager to the board of managers of each of the Issuer and Deerfield Capital. Sachs shall continue to serve as a Special Manager on the board of managers of each of the Issuer and Deerfield Capital until the earlier of (i) the date on which Sachs can no longer serve in such capacity as a result of his death or becoming permanently disabled to serve in such capacity (at which time the Administrative Holder shall be entitled to appoint a replacement Special Manager who shall be consented to by the Parent (which consent shall not be unreasonably withheld)) and (ii) the date on which the Obligations have been indefeasibly paid in full in cash. In no event shall a Special Manager receive or be entitled to receive any compensation in connection with its position as a Special Manager. To the extent that Sachs shall not have so nominated himself for a Person meeting the requirements set forth above within 50 days after the Amendment No. 1 Effective Date, the 60 days period set forth above shall be extended until a date that is ten days after date on which Sachs shall have informed the Parent of such nomination. For the avoidance of doubt, the Special Managers shall have no power or authority to participate in or receive information regarding the management of the Issuer or Deerfield Capital, as the case may be (including with respect to meetings of the its board of managers, if any), except to the extent necessary for the Special Managers to exercise the special vote described in clause (ii) of Section 7.01(k).
     1.3 Section 6.01 (Negative Covenants; Indebtedness) of the Series B NPA. Section 6.01 of the Series B NPA is hereby amended by inserting the following new paragraphs (m), (n) and (o) at the end thereof:
          (m) Indebtedness under any of the Deerfield Capital Intercompany Notes;
          (n) Indebtedness consisting of reimbursement obligations relating to letters of credit issued as security for the performance of tenant’s obligations under the One O’Hare Center Lease; provided that the aggregate principal amount of all Indebtedness permitted under this clause (n) shall not exceed $3,000,000 at any time outstanding; and
          (o) any Subordinated Notes Obligation to the extent it constitutes Indebtedness.
     1.4 Section 6.05 (Negative Covenants; Restricted Payments) of the Series B NPA. Section 6.05 of the Series B NPA is hereby amended by inserting the following new paragraph (l) immediately prior to the last proviso thereof:
          ; (l) Deerfield Capital may make Restricted Payments with respect to any of the Deerfield Capital Intercompany Notes in the form of interest and/or principal payments unless a Default or Event of Default shall be continuing at the time such Restricted Payment is to be made; provided that the aggregate amount of Restricted Payments made under this clause (l) shall be applied to pay Approved Costs of the noteholder receiving such payment, and shall not exceed the amount of the Approved Costs of the noteholder receiving such payment which have not been funded by previous payments on such Deerfield Capital Intercompany Notes.

     1.5 Section 6.06 (Negative Covenants; Transactions with Affiliates) of the Series B NPA. Section 6.06 of the Series B NPA is hereby amended by inserting the following new paragraphs (i) and (j) at the end thereof:
          (i) each of the Deerfield Capital Intercompany Notes; and
          (j) each of the Designated Subsidiary Notes.
     1.6 Section 6.10 (Negative Covenants; Investments) of the Series B NPA. Section 6.10 of the Series B NPA is hereby amended by inserting the following new paragraphs (m) and (n) at the end thereof:
          (m) any of the Deerfield Capital Intercompany Notes; and
          (n) Investments pursuant to (i) the Designated DWFC Note, in an aggregate principal amount not to exceed $3,050,000 at any time outstanding; provided that (x) not less than $3,000,000 of proceeds received under such Investment shall be applied by DWFC to make payments under the Wachovia Agreement and (y) no more than $50,000 of proceeds received under such Investment shall be used for Approved Costs, (ii) the Designated TRS (Bahamas) Note, in an aggregate principal amount not to exceed $50,000 at any time outstanding; provided that any proceeds received under such Investment shall be used solely for Approved Costs, and (iii) the Designated TRS Holdings Note, in an aggregate principal amount not to exceed $1,050,000 at any time outstanding; provided that no more than $50,000 of proceeds received under such Investment shall be used for Approved Costs.
     1.7 Section 7.01 (Events of Default) of the Series B NPA. Section 7.01 of the Series B NPA is hereby amended as follows:
          (a) by inserting the words “Section 5.15, ” immediately prior to the words “Section 6.07” in clause (b)(ii).
          (b) by inserting the following new paragraph (k) at the end thereof:
          (k) Consent for Issuer or Deerfield Capital Dissolutions. At any time after the date that is 30 days after the Amendment No. 1 Effective Date, each of the Issuer’s and Deerfield Capital’s Organizational Documents shall not have been amended (i) to increase the number of managers of each of the Issuer and Deerfield Capital by two managers who shall have, in each case, as their only power the right to vote pursuant to clause (ii) below (each such manager, a “Special Manager”), and (ii) to provide that the Issuer or Deerfield Capital, as applicable, shall not (A) dissolve or liquidate, in whole or part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) institute or consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, (D) seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, custodian or any similar official for the Issuer or Deerfield Capital, as applicable, (E) make any assignment for the benefit of the Issuer’s or Deerfield Capital, as applicable, creditors, and (F) take any action in furtherance of any of the foregoing, if, in each case, each of the Special Managers votes against the Issuer or Deerfield Capital, as applicable, taking such action (including, giving such consent).

SECTION 2. WAIVERS
     2.1 Any Default or Event of Default under the Series B NPA that occurred, or may have occurred, is hereby waived to the extent that such Default or Event of Default (i) would not have occurred, if the amendments effected hereby were made prior to the occurrence of such Default or Event of Default and (ii) is a Default or an Event of Default resulting from the Parent’s and the Subsidiaries’ failure to deliver a certificate of a Financial Officer as required under Section 5.02(a) (Certificates; Other Information) of the Series B NPA on the last day of each of the calendar quarter ended December 31, 2007 and the calendar quarter March 31, 2008, in each case with respect to the calendar quarter then ended.
SECTION 3. CONDITIONS PRECEDENT TO EFFECTIVENESS
     The provisions of Sections 1 and 2 hereof shall become effective as of the first date (the “Effective Date”) on which all of the following conditions precedent have been satisfied:
          (a) the Administrative Holder shall have received (i) this Amendment, duly executed by each of the Parent and the Issuer and the Required Holders; and (ii) a certificate of a Financial Officer of the Parent stating that, to the best of such Financial Officer’s knowledge, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the Effective Date.
          (b) the Administrative Holder shall have received a duly executed consent and agreement to subordination, in substantially the form attached hereto as Exhibit A, with respect to the subordination of the rights under each of the Deerfield Capital Intercompany Notes from each of DFR Middle Market Sub-1, Inc., DFR Middle Market Sub-2, Inc., DFR Middle Market Sub-3, Inc., DFR Middle Market Sub-4, Inc. and DFR Middle Market Sub-5, Inc.;
          (c) the representations and warranties set forth in Section 4 hereof shall be true and correct as of the Effective Date;
          (d) the Administrative Holder shall have received payment of the fees and expenses described in Section 5.1, to the extent a summary invoice of such fees and expenses is received by the Issuer before 10:00 AM New York time on the Amendment No. 1 Effective Date; and
          (e) the Administrative Holder shall have received a fully executed and effective copy of the Designated TRS Holdings Note.
SECTION 4. REPRESENTATIONS AND WARRANTIES
          The Issuer and the Parent hereby represents and warrants that:
     4.1 Corporate Power and Authority. Each of the Issuer and the Parent has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby in all material respects, and perform its obligations under the Series B NPA and the other Note Documents, in each case in all material respects.
     4.2 Authorization of Amendment. The execution and delivery of this Amendment has been duly authorized by all necessary action on the part of each of the Issuer and the Parent.

     4.3 No Conflict. The execution, delivery and performance by each of the Issuer and the Parent of this Amendment have been duly authorized by all necessary corporate or other organizational action of such Person, and do not and will not (with the passage of time, the giving of notice or otherwise) (a) contravene or Conflict with the terms of any of such Person’s Organizational Documents; (b) Conflict with, or result in the creation of any Lien (other than Permitted Encumbrances) under, (i) any material Contractual Obligation to which such Person is a party, (ii) any Material Indebtedness or (iii) any Judgment or any arbitral award to which such Person or its property is subject; or (c) violate any Law.
     4.4 Binding Obligation. This Amendment has been duly executed and delivered by Issuer and the Parent and is the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
     4.5 Incorporation of Representations and Warranties From Series B NPA. The representations and warranties contained in Section 4 of the Series B NPA are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
SECTION 5. MISCELLANEOUS
     5.1 Costs and Expenses. As provided in Section 9.04 (Payment of Expenses) of the Series B NPA, the Issuer agrees to reimburse the Agents and the Holders for all reasonable and documented out of pocket costs and expenses incurred in connection with this Amendment, including the Attorney Costs of one principal counsel for the Required Holders and the Agents, to the extent invoiced to the Issuer.
     5.2 Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Holders.
     5.3 Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     5.4 Reference to Series B NPA. On and after the Effective Date, each reference in the Series B NPA to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Series B NPA, and each reference in the other Note Documents to the “Series B NPA”, “thereunder”, “thereof” or words of like import referring to the Series B NPA shall mean and be a reference to the Series B NPA as amended by this Amendment.
     5.5 Effect on Series B NPA. Except as specifically amended by this Amendment, the Series B NPA and the other Note Documents shall remain in full force and effect and are hereby ratified and confirmed.
     5.6 Execution. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Holder under, the Series B NPA or any of the other Note Documents.

     5.7 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
     5.8 APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.
     5.9 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
     5.10 Note Document. This Amendment is a Note Document (as defined in the Series B NPA).
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

PARENT: DEERFIELD CAPITAL CORP.
By:	/s/ Frederick L. White
	Name:	Frederick L. White
	Title:	General Counsel

ISSUER: DEERFIELD & COMPANY LLC
By:	/s/ Robert A. Contreras
	Name:	Robert A. Contreras
	Title:	General Counsel

[SIGNATURE PAGE TO AMENDMENT No. 1]

REQUIRED HOLDERS: RIVER ROAD HOLDINGS, LLC
By:	Redleaf Management Company, LLC
Its: Manager

By:	/s/ Bradley Rosen
	Name:	Bradley Rosen
	Title:	Manager

By:	/s/ Michelle Sibley
	Name:	Michelle Sibley
	Title:	Manager

[SIGNATURE PAGE TO AMENDMENT No. 1]

GHS 2006 SCM TRUST
By:	/s/ Gerald Sachs
	Name:	Gerald Sachs
	Title:	Trustee

[SIGNATURE PAGE TO AMENDMENT No. 1]

GHS 2008 SCM TRUST
By:	/s/ Gerald Sachs
	Name:	Gerald Sachs
	Title:	Trustee

[SIGNATURE PAGE TO AMENDMENT No. 1 AND WAIVER]

ADMINISTRATIVE HOLDER: SPENSYD ASSET MANAGEMENT LLLP
By:	Roseden Capital Holdings, LLC
Its: General Partner

By:	/s/ Gregory Sachs
	Name:	Gregory Sachs
	Title:	Manager

[SIGNATURE PAGE TO AMENDMENT No. 1]